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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2010

                           UNIVERSAL POWER GROUP, INC.
             (Exact name of Registrant as specified in its charter)

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
               Texas                            001-33207                       75-1288690
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  (State or other jurisdiction of           (Commission File           (IRS Employer Identification
           incorporation)                        Number)                           No.)



          1720 Hayden Road, Carrollton, Texas                                   75006
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        (Address Of Principal Executive Office)                               (Zip Code)

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        Registrant's telephone number, including area code (469) 892-1122
                                                           --------------



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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 11, 2010, Universal Power Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the second quarter and six months ended June 30, 2010.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits

           EXHIBIT
             NO.                  DESCRIPTION
             ---                  -----------
            99.1      Press release dated August 11, 2010


         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Item 2.02, including
Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Universal Power Group, Inc.


Date:  August 16, 2010                By: /s/ Ian Edmonds
                                          -------------------------------------
                                          Name:   Ian Edmonds
                                          Title:  President and CEO